SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

The American Education Corporation
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

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applies:
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     2)  Aggregate number of securities to which transaction
applies:
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):
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     4)  Proposed maximum aggregate value of transaction:
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     5)  Total fee paid:

[ ]  Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     3)  Filing Party:
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     4)  Date Filed:
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THE AMERICAN EDUCATION CORPORATION

7506 North Broadway Extension, Suite 505
Oklahoma City, Oklahoma 73116

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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To Be Held Friday, July 23, 1999


To the Shareholders of The American Education Corporation:

The 1999 Annual Meeting of Shareholders of The American Education Corporation ("AEC" or the "Company") will be held on July 23, 1999, at 10:00 a.m. (Oklahoma City time), at The Waterford Hotel located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma, for the following purposes:

     1. To elect five (5) directors to serve until their successors are duly elected and qualified;

     2. To consider a proposal to amend the Company's Articles of Incorporation to permit a reverse stock split of up to one-for-four of the outstanding shares of the Company's common stock with the authorized number of shares of common stock remaining at 30,000,000 shares, subject to the discretion of the Board of Directors to determine whether to file such amendment and to effect such a reverse stock split;

     3.  To ratify the selection of Steakley, Gilbert & Bozalis,
P.C. as the independent accountants for the Company for the fiscal year ending December 31, 1999;

     4.  To consider a proposal to amend the Company's 1998 Stock
Option Plan for Employees to increase the number of shares authorized for issuance from 750,000 to 1,050,000; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The names of the nominees for director are set forth in the accompanying Proxy Statement.

     The close of business on June 15, 1999 (the "Record Date") has been fixed by the Board of Directors as the record date for the determination of the holders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company's common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     A complete list of shareholders of record entitled to vote at the Annual Meeting will be open and available for examination by any shareholder of the Company during ordinary business hours at the Company's principal executive office at 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116, from June 22, 1999 to July 23, 1999 and at the time and place of the Annual Meeting.

     A copy of the Company's Annual Report for 1998, which contains audited financial statements and other information of interest with respect to the Company and its shareholders, is enclosed.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND
MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION
OF YOUR SHARES. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MUST BE SIGNED AND RETURNED IN ORDER TO BE COUNTED.



By Order of the Board of Directors



/s/ Jeffrey E. Butler
-------------------------------------
Jeffrey E. Butler
President and Chief Executive Officer



Oklahoma City, Oklahoma
June 20, 1999



THE AMERICAN EDUCATION CORPORATION

7506 North Broadway Extension, Suite 505
Oklahoma City, Oklahoma 73116

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PROXY STATEMENT

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For Annual Meeting of Shareholders
To Be Held Friday, July 23, 1999


Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The American Education Corporation ("AEC" or the "Company") to be voted at the 1999 Annual Meeting of Shareholders of the Company on July 23,
1999, at 10:00 a.m. (Oklahoma City time), which meeting will be held at The Waterford Hotel located at 6300 Waterford Boulevard,
Oklahoma City, Oklahoma. Information in this Proxy Statement is as of June 1, 1999 unless otherwise stated. The approximate date on which the Proxy Statement and enclosed form of proxy have been mailed to shareholders is June 22, 1999.

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of forwarding solicitation materials to beneficial owners of the Company's common stock. The Company has arranged for UMB Bank, N.A. to serve as its agent to mail the proxy materials and coordinate and oversee the return of proxy cards. The anticipated cost of the services of UMB Bank, N.A. total approximately $12,000. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving extra compensation therefor, may solicit proxies by telephone, by telegram, by telefacsimile or in person.

Voting Rights and Outstanding Shares

     Only holders of record of Common Stock at the close of business on June 15, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. Any additional notice required pursuant to Article 113 of Title 7 of the Colorado Business Corporation Act will be given or made in compliance with such statute. On the Record Date, there were 13,693,256 shares of common stock, par value $0.025 per share (the "Common Stock"), issued and outstanding. Each share of Common Stock is entitled to one vote on all matters on which shareholders may vote. There is no cumulative voting in the election of directors or for any other purpose. Shares of Common Stock are the only securities of the Company entitled to vote at the Annual Meeting.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present. The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. As to each matter submitted to the shareholders at the Annual Meeting, the inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power under the instrument under which it serves in such capacity.

     Mr. Garber, who beneficially owns approximately 44.1% of the shares of Common Stock of the Company, has advised the Company that he intends to vote for each of the director nominees named herein, as well as for all of the other proposals described below.

Revocability of Proxies

     Any shareholder giving a proxy has the power to revoke the proxy at any time before it is voted. It may be revoked by (i) filing with UMB Bank, N.A. in its capacity as transfer agent for the Company's Common Stock ("Transfer Agent") before the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Transfer Agent before the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to UMB Bank, N.A., Attention: Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064.


Summary of Proposals

     Shareholders will be asked to vote upon the following proposals at the Annual Meeting:


1.  Election of the following five (5) persons to the Board of
Directors: Jeffrey E. Butler, Monty C. McCurry, Newton W. Fink, Stephen E. Prust, and Geoffrey Glossop. General information concerning these persons is found beginning on page 3 of this Proxy Statement.

2. Approval of the proposal to amend the Company's Articles of Incorporation to permit a reverse stock split of up to one-for-four of the outstanding shares of the Company's common stock with the authorized number of shares of common stock remaining at 30,000,000 shares. This proposal is described on pages 15-20.

3.  Ratification of the selection of Steakley, Gilbert & Bozalis,
P.C. as the independent accountants for the Company in 1999.
This proposal is described on page 21.

4.  Approval of an amendment to the Company's 1998 Stock Option
Plan for Employees to increase the number of shares authorized for issuance from 750,000 to 1,050,000. This proposal is described on pages 22-26.

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INFORMATION CONCERNING DIRECTORS AND NOMINEES
--------------------------------------------------------------

     The names, ages (as of June 1, 1999), positions with the Company and business experience during the past five years of each of the five Board of Directors nominees is set forth below. Each director has served continuously with the Company since his or her first election as indicated below. There are no family relationships among the directors, the executive officers, and the Board of Directors nominees, except that Jeffrey E. Butler is the father of Jeffrey E. Butler, Jr., the Company's Vice President of Sales and Marketing.

                         Current Position        Director
Name               Age      with Company           Since
----               ---   ----------------        --------

Jeffrey E. Butler	  57	  Chief Executive Officer,   1989
                         President and Chairman
                         of the Board of Directors


Monty C. McCurry    53   Director                   1989


Newton W. Fink      62   Director                   1991


Stephen E. Prust    54   Director                   1992

Geoffrey Glossop    50   Director                   1998(1)


(1) On December 17, 1998, the Company's Board of Directors increased the number of directors from four to five and appointed
Mr. Glossop to fill the one vacant directorship.

     Jeffrey E. Butler became a director of the Company in August 1989 and was elected Chief Executive Officer and President of the Company in March 1990. From 1985 to 1990, Mr. Butler was a management consultant to businesses in the biotechnology, computer science, software, educational and entertainment video industries. Mr. Butler served as a director of Video Professor Industries, Inc., a publicly held corporation, from February 1, 1989 to October 31, 1990. Prior to establishing his management consulting business, Mr. Butler was the Chief Executive Officer and President of Infomed Corporation, which provided computer diagnostic equipment and management services to hospitals, corporations and physicians. Prior to 1985, Mr. Butler was employed by Sandoz, Ltd., Corning, Inc. and Becton Dickinson Corporation in middle and senior management positions.

     Monty C. McCurry was elected to the Board of Directors in April 1989. Since 1985, Mr. McCurry has been the President of Executive Resource Management, an executive search firm headquartered in Aurora, Colorado. From 1969 to 1985, Mr. McCurry was employed by Paul M. Riggins and Associates, an executive search firm where he was associate general manager.

     Newton W. Fink, Ed.D. was elected to the Board of Directors in January 1991. Since September, 1998, Dr. Fink has been the Superintendent of Schools in Manteno, IL. From 1994 to 1998 he was Superintendent of the VIT Schools in Table Grove, IL. Prior to 1994, Dr. Fink was the President of Computer Instructional Services, Inc., a privately-held corporation providing computer educational services to individuals, schools, corporations and institutions. Additionally, he has been employed as a teacher and a elementary/ middle school principal earlier in his career. Dr. Fink has also published and lectured extensively on the use of computers in education.

     Stephen E. Prust was elected to the Board of Directors in April 1992. Since 1992, Mr. Prust has provided business consulting services, including advice on equity and debt transactions, mergers and acquisitions, to a variety of companies, ranging from entertainment concerns, Internet start-ups and industry consolidators. From 1990 to 1992, Mr. Prust was the President of AVID Home Entertainment, a division of LIVE Entertainment, Inc. From 1981 to 1990, Mr.
Prust was a consultant to companies in the entertainment industry. In 1975, Mr. Prust founded Dominion Music, Inc., a joint venture with K-Tel Records, Inc. He served as President of Dominion Music until 1981.

     Geoffrey Glossop was elected to the Board of Directors in December 1998. He is the President of Learning Pathways, Limited,
a company he founded in 1997.  From 1994 to 1996, Mr. Glossop was the Research and Development Director for Systems Integrated
Research plc.  Prior to 1994, Mr. Glossop was the Managing Director
of Global Learning Systems, Ltd.   Mr. Glossop graduated from the
University of Newcastle upon Tyne in 1969 with a B.S. in Electrical Engineering. He was awarded the M.B.E. for services to the educational technology industry in the Queen's Birthday Honours in 1982.

Board of Directors Meetings And Committees

     During 1998 the Board of Directors held ten meetings of which eight were by written consent. All directors attended at least 75% of the meetings of the Board of Directors (Mr. Glossop was elected a director in December 1998, and, accordingly, did not attend any director meetings in 1998). The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions.

Director Compensation

     The Company's directors do not receive any cash or other pecuniary compensation for service on the Board of Directors. However, Directors may be reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board of Directors meetings. Three of the non-employee members of the Board of Directors (namely, Monty C. McCurry, Newton W. Fink and Stephen E. Prust) were each granted in January 1998 (i) 1,000 shares of Common Stock and (ii) 10,000 stock options. The options were granted at an exercise price of $0.75 per share and were fully vested on the date of the grant. The options were granted pursuant to the Company's Nonqualified Stock Option Plan.

     In May, 1998, the Company's shareholders approved the Directors' Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to enable the Company to attract, retain and motivate independent directors who are not employees of the Company or its subsidiaries ("Outside Directors"), and to enable such directors to participate in the long-term growth of the Company by providing for or increasing the propriety interests of such persons in the Company, thereby assisting the Company in achieving its long-range goals.

     The Director Plan is administered by the entire Board of Directors. Under the Director Plan, stock options for a maximum of 100,000 shares of the Company's Common Stock may be granted, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or a change in capitalization with respect to the shares of Common Stock.

     Participation in the Director Plan is limited to directors of the Company who are not, and were not during the preceding twelve (12) months, employees of the Company. During the term of the Director Plan, each Outside Director will be granted the option to purchase 5,000 shares of Common Stock when he or she is first elected or appointed to serve on the Board of Directors. The Director Plan further provides that, commencing with calendar year 1999, and continuing for each calendar year thereafter while the Director Plan is in effect, each Outside Director is automatically granted an option to purchase 3,000 shares of Common Stock as of January 1 of such calendar year. Pursuant to the Director Plan, each of Messrs. McCurry, Fink, and Prust were granted in January 1999 options to purchase 3,000 shares of Common Stock.

     The exercise price for all stock options granted under the Director Plan may not be less than 100% of the fair market value of the underlying Common Stock on the date of the grant. All stock options granted under the Director Plan will be fully exercisable on the date of grant. However, no option may be exercisable more than three (3) years after the date the stock option is granted or, if earlier, ninety (90) days after the date the Outside Director ceases to be a director of the Company. Further, if an Outside Director ceases to be a director because he or she is removed as a director of the Company for cause, then all options held by the Outside Director will immediately lapse and will no longer be exercisable.

     Stock options may not be granted under the Director Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

     Effective April 1, 1999, Stephen E. Prust was granted 12,000 shares of Common Stock, Monty C. McCurry was granted 7,000 shares of Common Stock, and Newton W. Fink was granted 7,000 shares of Common Stock, all pursuant to the Company's Nonqualified Stock Option Plan.


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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
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     As of the Record Date, there were 13,693,256 shares of
Common Stock issued and outstanding. The following table sets forth certain information regarding the Company's Common Stock owned by (i) each shareholder of the Company who is known by the Company to beneficially own more than 5% of the Company's outstanding voting securities; (ii) each of the Company's five directors; (iii) the four executive officers of the Company named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group, as of June 1, 1999:

                     Number of Shares and
Name and Address of  Nature of Beneficial Percent of
Beneficial Owner     Ownership (1)        Common Stock
-------------------  -------------------- ------------

John D. and
Clare C. Garber
7530 Navigator Circle
Carlsbad, California
92009                    6,038,286 (2)        44.1%

Robert M. Schoolfield
5 Pleasant Cove
Austin, Texas 78746      1,536,517 (3)        11.2%

Jeffrey E. Butler
4217 Old Farm Road
Oklahoma City, Oklahoma
73120                    1,423,375 (4)        10.1%

Monty C. McCurry
2134 South Eagle Court
Aurora, Colorado 80014     122,400 (5)         0.8%

Newton W. Fink
1093 Lincoln
Manteno, Illinois 60950     90,400 (6)         0.6%

Stephen E. Prust
9025 East Kenyon Ave.
Denver, Colorado 80237      434,768 (7)         3.1%

Geoffrey Glossop
Field House
6 Haley Croft
Duffield, Derbyshire, UK   510,030 (8)         3.7%


Thomas A. Shively
14431-C North Pennsylvania
Oklahoma City, Oklahoma
73120                      529,664 (9)         3.6%

Jeffrey E. Butler, Jr.
1813 Talequah
Edmond, Oklahoma
73013                      333,919 (10)        2.3%

Neil R. Johnson
6500 N.W. Grand Blvd.
Oklahoma City, Oklahoma
73116                       80,000 (11)        0.5%

All directors and
Executive officers as
a group                  3,524,556            23.8%


(1) All shares of Common Stock are held directly unless indicated otherwise.

(2) Includes 5,527,286 shares of Common Stock held by John D. Garber and Clare C. Garber as trustees of the John D. Garber and Clare C. Garber Trust (the "Trust") for which Mr. Garber is the beneficiary; 440,000 shares of Common Stock held by John D. Garber and Clare C. Garber, as trustees of the John D. Garber and Clare C. Garber defined benefit plan; and 71,000 shares of Common Stock owned by a company controlled by the Garber family.

(3) Includes 737,528 shares of Common Stock owned by the Schoolfield 1994 Charitable Unitrust for which Mr. Schoolfield is the trustee; 614,607 shares of Common Stock owned by Mr.
Schoolfield individually; and 184,382 shares of Common Stock owned by the Schoolfield Grandchildren's Trust for which Mr.
Schoolfield is the trustee.

(4) Includes 1,046,575 shares of Common Stock owned by Mr. Butler individually; options for 316,800 shares of Common Stock exercisable at $0.50 per share within sixty (60) days of the Record Date; and options for 60,000 shares of Common Stock exercisable at $0.73 per share within sixty (60) days of the Record Date. Exclusive of 333,919 shares of Common Stock beneficially owned by Mr. Butler's son, Jeffrey E. Butler, Jr.

(5) Includes options for 76,000 shares of Common Stock, 63,000 of which are exercisable at $0.50 per share, 10,000 of which are exercisable at $0.75 per share, and 3,000 of which are exercisable at $0.73 per share, all within 60 days of the Record Date.

(6) Includes options for 76,000 shares of Common Stock, 63,000 of which are exercisable at $0.50 per share, 10,000 of which are exercisable at $0.75 per share, and 3,000 of which are exercisable at $0.73 per share, all within 60 days of the Record Date.

(7) Includes options for 121,000 shares of Common Stock, 108,000 of which are exercisable at $0.50 per share, 10,000 of which are exercisable at $0.75 per share, and 3,000 of which are exercisable at $0.73 per share, all within 60 days of the Record Date.

(8)  All 510,030 shares of Common Stock are owned by Geoffrey
Glossop as Trustee of Field House No. 2 Trust.

(9) Includes options for 303,276 shares of Common Stock, 233,276 of which are exercisable at $0.50 per share and 70,000 of which are exercisable at $0.73 per share, all within 60 days of the Record Date.

(10) Includes options for 178,000 shares of Common Stock, 108,000 of which are exercisable at $0.50 per share and 70,000 of which are exercisable at $0.73 per share, all within 60 days of the Record Date. Exclusive of 1,423,375 shares of Common Stock beneficially owned by Mr. Butler's father, Jeffrey E. Butler.

(11) Includes options to purchase 75,000 shares of Common Stock exercisable at $0.73 per share within 60 days of the Record Date.


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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
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     A biographical description of the Company's President and
Chief Executive Officer, Jeffrey E. Butler, including age and business experience during each of the past five years, is set forth above under the heading "Information Concerning Directors and Nominees." Set forth below is the applicable table prescribed by the proxy rules of the Securities and Exchange Commission that discloses the compensation for the Company's executive officers.

Summary Compensation Table

                         Annual Compensation          Long-Term
                                                     Compensation
                                                        Awards


Name                                                     All
and                              Other                  Other
Principal                        Annual      Stock   Compensation
Position  Year  Salary  Bonus  Compensation  Options
                                             (Shares)
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Jeffrey E. 1998 $89,355 $4,158        $0(2)   60,000   $5,000(1)
Butler     1997 $83,878     $0        $0(2)        0       $0
Chairman   1996 $60,570     $0        $0(2)  352,000       $0
of the
Board,
Chief
Executive
Officer,
President,
and Chief
Financial
Officer

Thomas A.  1998 $83,460 $3,922        $0      70,000   $5,000(1)
Shively    1997 $78,952     $0   $10,637(3)        0       $0
Executive  1996 $68,333 $2,148    $7,508(3)  259,195       $0
Vice
President

Jeffrey E. 1998 $69,322 $21,670  $27,161(4)   70,000   $5,000(1)
Butler, Jr.1997 $65,082      $0   $9,750(4)        0       $0
Vice       1996 $56,750  $5,574  $12,417(4)  120,000       $0
President
Sales and
Marketing

Neil R.    1998 $26,791(5)   $0       $0      75,000       $0
Johnson,
Vice
President
and Chief
Financial
Officer

(1)	In January 1998, Jeffrey E. Butler, Thomas A. Shively, and
Jeffrey E. Butler, Jr. each received 10,000 shares of Common
Stock as bonus compensation for their performance in 1997.

(2)	Mr. Butler did not receive any perquisites or other
benefits, the aggregate amount of which exceeded the lesser of $50,000 or 10% of the total of Mr. Butler's annual salary and bonus. The Company did reimburse Mr. Butler $11,551 for relocation expenses in 1997.

(3) These amounts were paid to Mr. Shively for services rendered prior to 1996.

(4) The amount paid to Jeffrey E. Butler, Jr. in 1998 was for incentives from 1996. The amounts paid in 1997 and 1996 were for services rendered prior to 1996.

(5) Mr. Johnson became an employee of the Company in August, 1998.

Note:  Mr. Jeffrey E. Butler was awarded 35,200 shares of Common
Stock, Thomas A. Shively 25,919 shares of Common Stock, and
Jeffrey E. Butler, Jr. 12,000 shares of Common Stock, all effective in April 1999 under the Company's Nonqualified Stock
Option Plan.

Option Grants In 1998(1)

     The following table sets forth information concerning the stock options granted during the last fiscal year to the Company's executive officers:

                                 Percentage
                                 of Total
                                  Options
                       Options   Granted to    Exercise
                       Granted  Employees in    Price      Expiration
Name                  (Shares)      1998      (Per Share)  Date
-------------------   --------  ------------  -----------  -----------
Jeffrey E. Butler      60,000       7.7%        $0.73      November 1,
                                                           2001

Thomas A. Shively      70,000       9.0%        $0.73      November 1,
                                                           2001

Jeffrey E. Butler, Jr. 70,000       9.0%        $0.73      November 1,
                                                           2001

Neil R. Johnson        75,000       9.6%        $0.73      November 1,
                                                           2001



(1) No stock appreciation rights (SARs) were granted in 1998.

Option Exercises and Fiscal Year-End Values

No executive officer exercised options during 1998. The following table sets forth, for the Company's executive officers named in the Summary Compensation table above, the year-end values of unexercised stock options:


                                                    Value of
                                                    Unexercised
                          Number of                 In-the-
                          Unexercised               Money
                          Options at                Options at
     Name                 Year End                  Year End
------------------        -----------               -----------

Jeffrey E. Butler           412,000                   $229,280

Thomas A. Shively           329,195                   $178,125

Jeffrey E. Butler, Jr.      190,000                   $ 96,000

Neil R. Johnson              75,000                   $ 27,000


In May 1998, the Company's shareholders approved the 1998 Stock
Option Plan for Employees (the "Option Plan"). The Option Plan permits the granting of stock options, including incentive stock options.

The Option Plan is administered by the Board of Directors. An aggregate of 750,000 shares of Common Stock is currently authorized for issuance pursuant to the Option Plan, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization with respect to the shares of Common Stock. If Proposal 4 is approved by the shareholders, an aggregate of 1,050,000 shares of Common Stock would be authorized for issuance under the Option Plan.

All key employees of the Company are eligible to be participants (there are currently approximately forty-seven employees of the Company who are eligible to receive options under the Option
Plan). Approximately 80% of the eligible employees have options.

Options which are issuable under the Option Plan may be either "Incentive Stock Options," as defined in Section 422 of the Code, or options not intended to be so qualified ("Nonstatutory Options"). The Stock Option Committee may grant more than one option to an employee during the term of the Option Plan, and such option may be in addition to an option or options previously granted; provided, however, that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any subsidiaries) may not exceed $100,000. All options (both Incentive Stock Options and Nonstatutory Options) are exercisable at not less than 100% of the fair market value of the underlying Common Stock on the date of grant. However, the exercise price for an Incentive Stock Options granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company, actually or constructively under Section 425(d) of the Code, is at 110% of the fair market value of the Common Stock subject to the option.

Stock options may not be granted under the Option Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

Employment Agreements

In December 1998, the Company entered into Executive Employment
Agreements with Jeffrey E. Butler, Thomas A. Shively, Jeffrey E.
Butler, Jr., and Neil R. Johnson. Following is a summary of the material terms of those Executive Employment Agreements:


                       Term                       Change of
                       from     Annual             Control      Auto
Name       Title     12/1998    Salary  Severance Benefits(1) Allowance
---------- --------- -------  --------  --------- ----------- ---------

Jeffrey E. Chief     2 years  $100,796    1 year    Yes         Yes
Butler     Executive
           Officer

Thomas A.  Executive 2 years   $91,903   6 months   Yes         Yes
Shively    Vice
           President

Jeffrey E. Vice      2 years   $77,313   6 months   Yes         Yes
Butler,    President
Jr.

Neil R.    Vice      2 years   $84,801   6 months   Yes         No
Johnson    President
           and Chief
           Financial
           Officer


(1)	Each Executive Employment Agreement provides benefits to
the employee upon a "change of control" of the Company. A change of control would generally include, among other events, any merger of the Company in which the Company is not the surviving corporation, any sale of all or substantially all of the assets of the Company, or any person becomes the beneficial owner of more than 25% of the Company's then outstanding capital stock.
If a change in control occurs then the employee may, in his sole discretion, require the Company to purchase up to 50% of the shares of Common Stock beneficially owned by him.


PROPOSAL 1

Election of Directors
-----------------------------------------------------------------

     The Bylaws of the Company provide that the Board of Directors shall consist of not less than three persons and, subject to such limitation, that the number of directors be fixed by resolution of the Board of Directors. The current number of directors is five (each director is serving until his successor is duly elected and qualified). Five directors, constituting the entire existing Board of Directors of the Company, are to be elected at the Annual Meeting. Geoffrey Glossop was elected by the Board as a director on December 17, 1998 to fill a vacancy created when the number of directors was increased from four to five. Management will present as nominees and recommend to the shareholders that Jeffrey E. Butler, Monty C. McCurry, Newton W. Fink, Stephen E. Prust, and Geoffrey Glossop, who are the current directors of the Company, be re-elected to serve on the Board of Directors until their successors are duly elected and qualified. Shares represented by the Company proxy will be voted for the election of Messrs. Butler, McCurry, Fink, Prust, and Glossop unless otherwise indicated on the proxy.

     Each holder of Common Stock has the right to vote all of that shareholder's shares for as many persons as there are directors to be elected. The nominees receiving the most votes cast will be elected, so that, since there are five director slots to be filled, the five nominees receiving the most votes will be elected, even if any one of such persons did not receive a majority vote. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

     Should any of these nominees become unable to serve for any reason, which is not anticipated, the Board of Directors will designate substitute nominees, in which event the person named in the enclosed proxy will vote for the election of such substitute nominee or nominees.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
THE NOMINEES NAMED HEREIN.


PROPOSAL 2

Amendment of the Company's Articles of Incorporation to Permit a
Reverse Stock Split
-----------------------------------------------------------------

General

     The Board of Directors has authorized, subject to shareholder approval, up to a one-for-four reverse stock split (the "Reverse Stock Split") of the Company's outstanding Common Stock. The Board believes, as a part of a restructuring of the Company's ownership, that it is essential to increase the marketability and liquidity of the Common Stock. One way to accomplish this is to list the stock on the Nasdaq Smallcap Market or the American Stock Exchange ( "the Exchanges" ). The criterion for listing on either of the Exchanges requires a minimum share price that exceeds the current price of the Company's Common Stock. If the price of the stock does not rise to the necessary level through valuation in the marketplace, a Reverse Stock Split may be necessary to accomplish this objective.

     At the Annual Meeting, holders of the Company's Common Stock will vote on a proposal to amend the Company's Articles of Incorporation to permit the Reverse Stock Split. The Reverse Stock Split would only occur if the Board of Directors specifically votes to proceed. The proposal would allow the amendment to be abandoned or the Reverse Stock Split to be reduced to something less than one-for-four (such as one-for-three or one-for-two) by action of the Board of Directors at any time after the Annual Meeting and prior to March 31, 2000 (the "Effective Date"), if the Board of Directors determines in its sole discretion that the Reverse Stock Split would not be in the best interests of the Company and its shareholders or that a different ratio (but not greater than one-for-four) would be in the best interests of the Company and its shareholders. A copy of the proposed amendment to the Company's Articles of Incorporation is set forth as Exhibit "A" hereto.

     No fractional shares will be issued and no cash will be paid for fractional shares. Instead, each fractional share would be rounded up to a whole share.


Purposes and Effects of the Reverse Stock Split

     The Company's Common Stock is currently quoted on the OTC Bulletin Board under the symbol "AEDU". The Board of Directors believes that one of the ways that the marketability and liquidity of the Common Stock could be increased is by listing the Company's Common Stock on one of the Exchanges. The Board believes that many brokerage firms and institutional investors are reluctant to recommend low priced stocks that are not traded on one of the Exchanges to their clients or hold them in their own portfolios. Listing on one of the Exchanges could increase visibility of the stock and help persuade market makers to become interested in the Company.

     Each Exchange has guidelines for an initial listing. In each case the Company meets all of the criterion for listing with the exception of maintaining a minimum stock price. This price is $4.00 for the Nasdaq Smallcap Market and $3.00 for the American Stock Exchange. The purpose of the Reverse Stock Split would be to obtain this minimum share price if it is not achieved through valuation in the marketplace.

     If the share price for listing on one of the Exchanges can be achieved without effecting the Reverse Stock Split, it is unlikely that the Board of Directors will vote to proceed with implementation.

     On June ___, 1999, the last reported bid and ask prices of the Company's Common Stock were $____ and $_____, respectively. If effectuated, the Reverse Stock Split may raise the minimum bid for the Common Stock above, at least the $3.00 minimum threshold. Due to market uncertainties beyond the Company's control, however, there can be no assurance that the Reverse Stock Split will raise the minimum bid for the Common Stock above the thresholds. Also, there is no assurance that, even if the Reverse Stock Split has the effect of raising the minimum bid price of the Common Stock above the $3.00 or $4.00 thresholds, the Company would be able to satisfy the other financial guidelines for listing on the Exchanges. Moreover, even if such Reverse Stock Split is accomplished and the Common Stock has a minimum bid that exceeds the thresholds, future operating losses or acquisitions could result in reductions of the Company's net income (or other changes to the Company's financial ratios) below the minimum required for continued listing. There is no assurance that if the Company qualifies and is listed that it will be able to satisfy all other continuing listing requirements of the Exchanges.

     There can be no assurance that any other positive effects will occur as a result of the Reverse Stock Split including, without limitation, that the market price per share of Common Stock after the Reverse Stock Split will either exceed or remain in excess of the current market price. Further, there can be no assurance that the market for the Common Stock will be improved. Holders of the Company's Common Stock should note that the Board of Directors cannot predict what effect the Reverse Stock Split will have on the market price of the Common Stock.

     Holders of the Company's Common Stock should also note that, in fact, certain disadvantages may result from the approval of this proposal and the effectuation of the Reverse Stock Split.
The number of outstanding shares of Common Stock would be decreased as a result of the Reverse Stock Split, but the number of authorized shares of Common Stock would not be so decreased.
The Company would therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock
Split without the need to obtain shareholder approval to authorize additional shares. Any such additional issuances may have the effect of significantly reducing the interests of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share. Although the Board of Directors has no present intention of doing so, the additional authorized but unissued shares could also be used by the Board of Directors to defeat or delay a hostile takeover. Faced with an actual or proposed hostile takeover, the Board of Directors could issue shares, in a private transaction, to friendly parties who might align themselves with the Board of Directors in opposing a hostile takeover. Accordingly, the proposed amendment could be considered to have the effect of discouraging a takeover of the Company. The Board of Directors is not aware, however, of any current proposals by any party to acquire control of the Company, and the Reverse Stock Split is not intended to be an anti-takeover device.

     The Company does not anticipate that the Reverse Stock Split will result in a material reduction in the number of holders of Common Stock, and does not currently intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize the Company no longer being subject to the periodic reporting requirements of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     After giving effect to the settlement of fractional shares of Common Stock as described herein (i.e., rounding up), there will be no material differences between or substantial alteration of the rights of the shares of Common Stock outstanding prior to the Reverse Stock Split and those to be outstanding after the Reverse Stock Split is effected. Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain at 30,000,000 shares, or the number of authorized shares of preferred stock, which will remain at 50,000,000. Other than the treatment of fractional shares discussed below, proportionate voting rights and other rights of the holders of Common Stock will not be substantially altered by the Reverse Stock Split, except for the negligible effect which would result from the rounding up of fractional shares.

     As of June 1, 1999, there were outstanding options to purchase an aggregate of 1,676,876 shares of Common Stock under the Company's Stock Option Plan for Employees and Directors' Stock Option Plan. All of the outstanding options include provisions for adjustments in the number of shares covered thereby, and the exercise price thereof, in the event of a reverse stock split. If the Reverse Stock Split is approved and effective, there will be reserved for issuance upon exercise of all outstanding options a total of approximately 419,219 shares (assuming a one-for-four reverse split) of New Common Stock, as defined below. Each of the outstanding options will thereafter evidence the right to purchase approximately 25% of the shares of Old Common Stock, as defined below, previously covered thereby, and the exercise price would be four times the previous exercise price (assuming a one-for-four reverse split).

     If this proposal is approved, and if the Board of Directors votes to implement, at least ten days prior to the Reverse Stock Split Effective Date, the Company intends to issue a press release regarding the planned Reverse Stock Split, notify its primary market makers, the OTC Bulletin Board, and the Transfer Agent. On the Reverse Stock Split Effective Date, each share of Common Stock issued and outstanding prior thereto (the "Old Common Stock") will be reclassified as and changed into one-fourth (1/4th) of a share of the Company's Common Stock, par value $.025 per share (the "New Common Stock"), subject to the treatment of fractional interests (assuming a one-for-four split is effected). Shortly after the Reverse Stock Split Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT PRIOR TO RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE COMPANY. IN ORDER TO RECEIVE CERTIFICATES FOR NEW COMMON STOCK, SHAREHOLDERS MUST SURRENDER THEIR CERTIFICATE FOR OLD COMMON STOCK PURSUANT TO THE TRANSMITTAL LETTER.

     Beginning with the Reverse Stock Split Effective Date, each certificate for Old Common Stock will, until surrendered and exchanged as described above, be deemed for all corporate purposes to evidence ownership of the whole number of shares of the New Common Stock into which the shares evidenced by such Old Common Stock have been changed.


Treatment of Fractional Shares

     No fractional shares of Common Stock will be issued. In lieu thereof, each fractional share will be rounded up to the nearest whole share. The number of shares of New Common Stock to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

Federal Income Tax Consequences of the Reverse Stock Split

     The following discussion of the federal income tax consequences of the Reverse Stock Split is for general information only. This summary is based upon laws, regulations, rulings and judicial decisions now in effect, all of which are subject to change. This discussion does not cover all aspects of federal taxation that may be relevant and it does not address state, local, foreign or other tax laws. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Stock Split. Income tax consequences to the holders of the Common Stock may vary from the federal tax consequences generally described below.

     HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX
ADVISORS AS TO THE EFFECT OF THE REVERSE STOCK SPLIT UNDER
APPLICABLE FEDERAL, STATE AND LOCAL INCOME TAX LAWS.

     The amendment of shares of Old Common Stock to become shares of New Common Stock should not result in recognition of gain or loss (except in the case of the portion of a whole share of New Common Stock attributable to the rounding up to the nearest whole number of shares of New Common Stock in lieu of fractional shares as described above). The holding period for the shares and portions of shares of New Common Stock will include the shareholder's holding period for his shares of Old Common Stock, provided that the shares of Old Common Stock were held as a capital asset. The portion of the shares of New Common Stock attributable to rounding up for fractional shares will have a holding period commencing on the Reverse Stock Split Effective Date. The adjusted basis of the shares of New Common Stock will be the same as the adjusted basis of the shares of Old Common Stock, increased by the income or gain attributable to the rounding up to a whole number of shares as described herein. Shares of New Common Stock attributable to the rounding up to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such shareholders should generally recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each share of New Common Stock attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property.

     THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK IS URGED TO CONSULT WITH HIS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

Vote Required

     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will be required to approve the Reverse Stock Split. Abstentions and broker non-votes will have the same effect as negative votes.

     If approved, this proposal will become effective upon the filing of Articles of Amendment to the Articles of Incorporation of the Company with the Secretary of State of Colorado, only if filed prior to March 31, 2000. A copy of the proposed amendment to the Articles of Incorporation effecting the Reverse Stock Split is set forth on Exhibit "A"; provided, however, that the text of the proposed amendment is subject to change as may be required by the Colorado Secretary of State, and the Board of Directors may make any and all changes to the Articles of Amendment to the Articles of Incorporation relating to the amendment that it deems necessary to file the document with the Colorado Secretary of State and give effect to the Reverse Stock Split described in this proposal. The Board of Directors will be authorized, without a further vote of the shareholders, to change the ratio (but not greater than one-for-four) or to abandon the Reverse Stock Split and determine not to file the Amendment to the Articles of Incorporation effecting the Reverse Stock Split if the Board concludes that such action would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO
THE ARTICLES OF INCORPORATION TO PERMIT THE REVERSE STOCK SPLIT.


PROPOSAL 3

Ratification of Selection of Independent Public Accountants
-----------------------------------------------------------------

     The independent public accounting firm utilized by the Company during the years ended December 31, 1996, 1997 and 1998 was Steakley, Gilbert & Bozalis, P.C. Management recommends that the accountants be retained as the principal public accounting firm to be utilized by the Company throughout the year ending December 31, 1999. The Company anticipates that a representative of the accountants will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the accountants will be afforded an opportunity to make a statement if the accountants so desire.

     Shareholder ratification of the selection of Steakley, Gilbert & Bozalis, P.C. is not required by the Company's bylaws or otherwise. The Board of Directors, however, is submitting the selection of Steakley, Gilbert & Bozalis, P.C. to the shareholders as a matter of good corporate practice and to ascertain the views of the shareholders regarding such selection. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Board of Directors, in their discretion, may direct the engagement of a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

     Steakley, Gilbert & Bozalis, P.C. has audited the Company's financial statements for the years ending December 31, 1994 through 1998. There are no disputes with the independent accountants regarding matters of accounting or reporting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
RATIFICATION OF THE SELECTION OF STEAKLEY, GILBERT & BOZALIS,
P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999.



PROPOSAL 4

Amendment to Stock Option Plan for Employees
-----------------------------------------------------------------

     The Board of Directors has approved an amendment to the 1998
Stock Option Plan for Employees (the "Option Plan") to increase the number of shares authorized for issuance from 750,000 to 1,050,000.

     Stock-based awards have become increasingly important when the Company seeks to hire the kind of talented executives needed to drive the Company's business objectives. The Company competes for executive talent with a number of other companies. These companies have traditionally utilized aggressive amounts of stock-based awards to compensate, motivate, and retain executive talent. The Board of Directors believes that these amendments will help the Company compete for executive talent.

     In May 1998, the Company's shareholders approved the Option Plan. Under its terms, the Option Plan can be amended by the Board of Directors at any time and from time to time; provided that no amendment will be effective unless the approval of the Company's shareholders has been obtained if (i) the amendment would alter or impair any of the rights or obligations under any option previously granted to an employee under the Option Plan;
(ii) approval of the amendment is required for the Option Plan to continue to be in compliance with Section 422 of the Internal Revenue Code; (iii) the amendment materially increases the total number of shares of Common Stock which may be made the subject of options to be granted under the Option Plan; or (iv) the amendment materially modifies the requirements as to eligibility for participation in the Option Plan.

     The Board of Directors recommends that the shareholders approve and ratify the proposed amendment to the Option Plan.

Summary of the Option Plan

     A summary description of the Option Plan as proposed to be amended follows. This description is qualified in its entirety by reference to the specific provisions of the Option Plan which have been filed with the Securities and Exchange Commission.

     The purpose of the Option Plan is to enhance the performance of key employees of the Company. By encouraging ownership of the Common Stock of the Company among those employees who have significant roles in the Company's success, the Option Plan more closely aligns the interests of the Company's key employees with those of its shareholders, which the Company believes benefits its shareholders. Moreover, the Company believes that the Option Plan has a positive effect on the Company's ability to attract, motivate and retain employees of outstanding skill and ability.

     The Option Plan permits the granting of stock options, including incentive stock options.

Administration
--------------
     The Option Plan is administered by the Board of Directors. The Option Plan, as originally adopted, allowed the Company to grant an aggregate of 750,000 shares of Common Stock for issuance pursuant to the Option Plan, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization with respect to the shares of Common Stock. As amended, the number of shares of Common Stock which can be issued pursuant to the Option Plan will be increased from 750,000 to 1,050,000. The shares of stock issuable under the Option Plan may consist in whole or in part of unissued shares or reacquired shares. If a grant expires or is canceled, any shares which were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grants.

The Stock Option Committee has the authority to:

- make grants and determine their terms, subject to the provisions of the Option Plan;

- interpret the provisions of the Option Plan;

- adopt any rules, procedures and forms necessary for the operation and administration of the Option Plan; and

- determine all questions relating to the eligibility and other rights of all persons under the Option Plan.

Eligibility
-----------
     All key employees of the Company are eligible to be participants (there are currently approximately forty-seven employees of the Company who are eligible to receive options under the Option Plan).

Types of Options
----------------
     Options which are issuable under the Option Plan may be either "Incentive Stock Options," as defined in Section 422 of the Internal Revenue Code (the "Code"), or options not intended to be so qualified ("Nonstatutory Options"). The Stock Option Committee may grant more than one option to an employee during the term of the Option Plan, and such option may be in addition to an option or options previously granted; provided, however, that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any subsidiaries) may not exceed $100,000. All options (both Incentive Stock Options and Nonstatutory Options) are exercisable at not less than 100% of the fair market value of the underlying Common Stock on the date of grant. However, the exercise price for an Incentive Stock Options granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company, actually or constructively under Section 425(d) of the Code, must be at least 110% of the fair market value of the Common Stock subject to the option.

Terms and Conditions
--------------------
     The term during which each option may be exercised will be determined by the Stock Option Committee, but in no event may an option be exercisable after the expiration of ten years from the date such option was granted (this period is reduced to five years in the case of Incentive Stock Options granted to an employee owning more than 10% of the combined voting power of all classes of stock of the Company). In addition, if the person to whom options are granted under the Stock Option Plan ceases to be an employee of the Company for any reason, options which are not then exercisable shall terminate. Options that are exercisable at the date of termination will generally be exercisable for a period of 90 days following such termination, subject to the following two exceptions:

1. If the termination is due to the death or disability of the employee, the options then exercisable by the employee may be exercised for a period of one year following the employee's death or disability.

2.	 If the employee is terminated for "cause", all options
will immediately terminate and will not be exercisable.

     Options granted under the Option Plan cannot be transferred by an optionee. However, if the optionee dies, his or her heirs can receive and exercise options for a period of one year after the optionee's death.

     Except as provided otherwise by the Stock Option Committee, payment for shares of Common Stock purchased upon exercise of an option granted under the Option Plan must be made in full at the time of such exercise, whether in cash, shares of the Company's Common Stock, the relinquishment of options to purchase shares of Common Stock, or any combination of cash, shares of stock, or options.

Amendment of the Option Plan
----------------------------
     The Board of Directors may at any time amend, suspend or terminate the Option Plan, subject to the following:

- no amendment may alter or impair any of the rights or obligations under any option previously granted to an employee under the Option Plan without the consent of the affected employee; and

- no amendment may become effective without the prior approval of the shareholders of the Company if such approval would be required for continued compliance with Section 422 of the Code.

     In addition, the Board of Directors may not, without the further approval of the shareholders of the Company, amend the Option Plan to:

- materially increase the total number of shares of Common Stock which may be made the subject of options to be granted under the Option Plan; or

- materially modify the requirements as to eligibility for participation in the Option Plan.

Term of the Option Plan
-----------------------
     Stock options may not be granted under the Option Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

Federal Income Tax Consequences
-------------------------------
     The following is a brief description of the federal income tax treatment that will generally apply to options issued under the Option Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of an option will depend on the specific nature of the option. Recipients of options should not rely on this discussion for individual tax advice, as each recipient's situation and tax consequences of any particular option will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and other tax advice.

     The granting of Incentive Stock Options or Nonstatutory
Options does not result in immediate taxable income to the optionee.

     The exercise of a Nonstatutory Option will result in ordinary income to the optionee in the amount by which the market price of the shares acquired exceeds the exercise price. Income tax withholding may be met either through cash payment at the time of exercise or through share withholding. The Company will receive a tax deduction in an amount that corresponds to the optionee's ordinary income. On any subsequent disposition of stock acquired through the exercise of a Nonstatutory Option, the gain or loss, measured as the sales price less the fair market value on the date of exercise, will be capital gain or loss.

     The exercise of an Incentive Stock Option will not result in taxable income to the optionee if the optionee does not dispose of the stock acquired through such exercise within two years of the date the option was granted or one year after the option is exercised. However, the difference between the fair market value of the shares upon exercise and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If the exercise and disposition requirements are met, any gain realized by the optionee when such shares are sold will be taxed as capital gain. The Company will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a Nonstatutory Option for tax purposes.

Summary of Benefits Provided Under the Option Plan
--------------------------------------------------
     The number of and value of options to be granted to employees in the future is not presently known and will be determined by the Stock Option Committee. Since the adoption of the Option Plan in 1998, options to purchase a total of 498,000 shares of Common Stock have been granted. Optionees have exercised options to purchase a total of 2,500 shares and options to purchase 5,000 shares have terminated. As of the Record Date, there were outstanding options to purchase 490,500 shares of Common Stock. This number represents 3.6% of the total number of shares of Common Stock issued and outstanding as of the Record Date.

     From the adoption of the Option Plan through the Record Date, options to purchase 275,000 shares of Common Stock have been granted to current executive officers of the Company, and options to purchase 223,000 shares have been granted to other current and former employees.

Vote Required

     The affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the amendments to the Option Plan. An abstention will have the same effect as a negative vote but, because shares of Common Stock held by brokers will not be considered entitled to vote on matters as to which such brokers withhold authority, a broker non-vote will not have the same effect as a negative vote.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO
THE 1998 STOCK OPTION PLAN FOR EMPLOYEES.
----------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-----------------------------------------------------------------

     On December 1, 1998, the Company acquired the business of Learning Pathways Limited ("LP"), an entity organized under the laws of the United Kingdom, pursuant to the terms of an Agreement (the "Purchase Agreement") dated as of November 25, 1998, between Geoffrey and Teresa Glossop (the "Sellers") and the Company. One of the Sellers, Geoffrey Glossop, is a current director and is a nominee for director. Pursuant to the Purchase Agreement, the Company paid the Sellers 510,030 shares of Common Stock and cash of U.S. $165,760. The Purchase Agreement further provides that, if LP meets or exceeds certain financial goals set forth in the Purchase Agreement, then the Company will pay the Sellers additional shares of the Company's Common Stock. In connection with the Purchase Agreement, the Company also granted the Sellers piggy-back registration rights for the shares of the Common Stock issued to them.

     Since 1991, John D. Garber has been the holder of a note issued by the Company which was convertible into Common Stock at $0.1346 per share. As of September 30, 1998, the principal amount and accrued interest due under such note was $50,000 and $11,750, respectively. Effective September 30, 1998, Mr. Garber sold the principal portion of the amount due under such note to Jeffrey E. Butler in exchange for $50,000 in cash and notes from Mr. Butler. Immediately after that transaction, both Mr. Butler and Mr. Garber converted the respective amounts owed by the Company under such note into Common Stock of the Company. The $50,000 owed to Mr. Butler converted into 371,471 shares of Common Stock, and the $11,750 owed to Mr. Garber converted into 87,296 shares of Common Stock.

     The Company paid $8,833 in 1998 and $1,733 in 1997 to
Executive Resource Management in 1997 for recruiting services rendered by that entity to the Company. Monty C. McCurry, who is a director of the Company (and a director nominee), is an executive officer of, and owns more than 10% of the equity ownership interest in, Executive Resource Management.

     In 1998, one of the Company's subsidiaries, Learning
Pathways, Ltd. ("LP"), paid Editplan Services, Ltd. a consultant fee of $37,000 to perform management services for LP. Geoffrey
Glossop is an executive officer of, and owns more than 10% of the equity ownership in, Editplan Services, Ltd.

     The Company paid deferred consulting fees to AMD Corporation in the amount of $25,556 during 1998 for services rendered and out-of pocket expenses incurred in prior years. Jeffrey E.
Butler, who is the President and a director of the Company, is an executive officer of, and owns more than 10% of the equity ownership in AMD Corporation.

     The Company reimbursed Jeffrey E. Butler in 1997 in the amount of $11,551 for moving expenses.

     The Company is indebted to John D. Garber for temporary advances of $91,319. Mr. Garber beneficially owns approximately
44.1% of the Common Stock.


DEADLINE FOR SHAREHOLDER PROPOSALS
-----------------------------------------------------------------

     Proposals of shareholders for consideration at the 2000 Annual Meeting of Shareholders must be received by the Company on or before March 8, 2000, for inclusion in the proxy materials relating to that meeting. Any such proposals must adhere to the requirements of the Securities Exchange Act of 1934, as amended, and should be sent to Jeffrey E. Butler, Chief Executive Officer, The American Education Corporation, 7506 N. Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116.


COMPLIANCE WITH SECTION 16(A)
-----------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company with respect to the year ended December 31, 1998, to the best of the Company's knowledge, the Company's directors, executive officers and holders of more than 10% of its Common Stock timely filed the reports required by Section 16(a).


OTHER ITEMS
-----------------------------------------------------------------

     The Board of Directors does not intend to present further items of business at the Annual Meeting and knows of no such items that will or may at presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.



FORM 10-KSB AND ANNUAL REPORT TO SHAREHOLDERS
-----------------------------------------------------------------

     A copy of the Company's Annual Report on Form 10-KSB for its latest fiscal year is available without charge to any shareholder of the Company who requests a copy in writing from Jeffrey E. Butler, The American Education Corporation, 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116.

     The 1998 Annual Report of the Company, as filed with the Commission, is being mailed to the shareholders with this Proxy
Statement. The 1998 Annual Report is not to be considered part of the soliciting material.


By Order of the Board of Directors

/s/ Jeffrey E. Butler
-------------------------------------
Jeffrey E. Butler
President and Chief Executive Officer


Oklahoma City, Oklahoma
June 20, 1999


YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, DATE, AND SIGN THE
ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING
POSTAGE-PAID ENVELOPE.

EXHIBIT "A"

REVERSE STOCK SPLIT PROPOSED AMENDMENT TO ARTICLES OF
INCORPORATION

If the shareholders approve the Reverse Stock Split, and if the Company's Board of Directors were to vote to effect the same, the Company's Articles of Incorporation will be amended to add to Article Four a new paragraph substantially as follows (assuming a one-for-four reverse split):

4.2	Reverse Stock Split:

(a) Notwithstanding other reverse stock splits previously effectuated by the Company, effective ________ __, 199_ (the "Reverse Stock Split Effective Date"), each outstanding share of the Corporation's common stock, $0.025 par value per share (the "Old Common Stock"), shall be converted into 1/4th of a share of common stock, par value $0.025 per share (the "New Common Stock") with all of the rights and preferences set forth in these Articles of Incorporation and under applicable law.

(b) Each stock certificate representing issued and outstanding shares of Old Common Stock will automatically represent the proportionate number of shares of New Common Stock. The holders of Old Common Stock may, but are not required to, exchange their existing Old Common Stock certificates for certificates representing the proportionate number of shares of New Common Stock. If not exchanged earlier, the Old Common Stock certificates will be exchanged for certificates representing the proportionate number of shares of New Common Stock at such time as a holder surrenders the certificates for the purpose of transferring shares to another person.

(c) No fraction of a share will be issued upon the conversion of the Old Common Stock. In lieu of issuing any fraction of a share, each partial share shall be rounded up to the nearest whole share.


PROXY

THE AMERICAN EDUCATION CORPORATION
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 23, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas Shively and Jeffrey
E. Butler, or either of them, as proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of The American Education Corporation held of record by the undersigned on June 15, 1999, at the Annual Meeting of Shareholders to be held on July 23, 1999 or any adjournment thereof.

1.	 Election of Directors.
-------------------------

-- For all nominees listed below (except as marked to the contrary below).

--  Withhold authority to vote for all nominees listed below.


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

	Jeffrey E. Butler
	Monty C. McCurry
	Newton W. Fink
	Stephen E. Prust
	Geoffrey Glossop

2. Approval of amendment to the Articles of Incorporation to effect the Reverse Stock Split.
------------------------------------------------------------

--  For  	   	--  Against 		  --  Abstain


3. Ratification of Selection of Steakley, Gilbert & Bozalis, P.C.
-----------------------------------------------------------------

--  For  	   	--  Against 		  --  Abstain


4.	Approval of amendment to the Company's 1998 Stock Option
Plan for Employees.
----------------------------------------------------------------

--  For  	   	--  Against 		  --  Abstain


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE, FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE REVERSE STOCK SPLIT, FOR THE RATIFICATION OF THE SELECTION OF STEAKLEY, GILBERT & BOZALIS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999, AND FOR THE AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION PLAN FOR EMPLOYEES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE THEREOF AND FOR THE AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION PLAN FOR EMPLOYEES.

The undersigned hereby acknowledges receipt of the Proxy
Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the proxy.

Dated this ____ day of _____________________, 1999.



____________________________________
Signature



____________________________________
Signature


Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the name of the legal entity by authorized person.


Please complete, sign, date and mail the proxy promptly using the enclosed postage paid envelope.